                                                                 Exhibit 10.49.1


                                     AMENDED
                                    EXHIBIT A

                                       To
                              EMPLOYMENT AGREEMENT

                   Entered into as of August 27, 1999 between

                       FEDERATED CORPORATE SERVICES, INC.

                                       And

                               JAMES M. ZIMMERMAN

                         (Amendment as of June 8, 2001)

     (All capitalized terms used in this Exhibit are defined as set forth in
                                   Agreement)

ANNUAL BONUS: In respect of fiscal 1999, the annual bonus payable (if any) under the terms of the 1992 Incentive Bonus Plan (as such may be amended from time to time) of Federated Department Stores, Inc. (Federated) will be based on performance goals established for the senior executives of the Employer on an annual basis by the Board of Directors of Federated or a Committee thereof, with the amount of bonus equal to a sliding percent of Employee's annual base salary in effect as of the last day of the performance period based on performance against the targeted annual goals, as follows:

                                                                            Payout as Percent
                                      Performance Against Target            of Annual Salary
                                      --------------------------            ----------------

                                      (a)  CORPORATE EBIT $
                                           ----------------
                                            Below 95% of Target                  0.0%
                                            95% of Target                        24.0%
                                            Target                               50.0%
                                            110% of Target                       90.0%

                                      (b)  CORPORATE SALES $
                                           -----------------
                                            Below Target                         0.0%
                                            Target                               10.0%
                                            101% of Target                       34.0%

                                      (c)  CORPORATE ROGI  %
                                           -----------------
                                            Below Target                         0.0%
                                            Target                               10.0%
                                            1.0 ppt above Target                 34.0%

                  For each year during the Term beginning with and including fiscal 2000, the annual bonus payable (if any) under the terms of the 1992 Incentive Bonus Plan (as such may be amended from time to time) of Federated Department Stores, Inc. (Federated) will be based on performance goals established for the senior executives of the employer on an



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                  annual basis by the Board of Directors of Federated or a
                  Committee thereof, with the amount of bonus equal to a sliding percent of Employee's annual base salary in effect as of the last day of the performance period based on performance against the targeted annual goals, as follows:

                                                                            Payout as Percent
                                      Performance Against Target            of Annual Salary
                                      --------------------------            ----------------

                                      (a)  CORPORATE EBIT $
                                           ----------------
                                            Below 95% of Target                  0.0%
                                            95% of Target                        34.0%
                                            Target                               70.0%
                                            110% of Target                       126.0%

                                      (b)  CORPORATE SALES $
                                           -----------------
                                            Below Target                         0.0%
                                            Target                               15.0%
                                            101% of Target                       51.0%

                                      (c)  CORPORATE ROGI %
                                           ----------------
                                            Below Target                         0.0%
                                            Target                               15.0%
                                            1.0 ppt above Target                 51.0%

                  The percent of base salary payable as the annual bonus is the aggregate of the above designated payout based on performance achieved under each of the performance components described in
                  (a), (b) and (c), above, except that if Corporate EBIT $ falls below 95% of Target, no bonus is payable for any component of the annual bonus plan, and failure to achieve the annual EBIT percent to target reduces the bonus otherwise payable in respect only of the above corporate EBIT $ performance component per the approved applicable executive compensation plan description.

                  Any annual bonus payable hereunder shall be paid in the fiscal year following the annual performance period in respect of which the bonus is payable in accordance with Federated's 1992 Incentive Bonus Plan (as such may be amended from time to time).

                  By operation of Federated's Supplementary Executive Retirement Plan, annual bonuses paid to Employee under Federated's 1992 Incentive Bonus Plan are included as eligible compensation under Federated's Pension Plan.

  LONG TERM PLAN: For the 1997 - 1999 three year performance period, the bonus payable (if any) under the terms of Federated's 1992 Incentive Bonus Plan (as such may be amended from time to time) will be based on performance goals established for the senior executives of Federated in respect of each such three-year performance period by the Board of Directors of Federated or a Committee thereof, with the amount of bonus equal to a sliding percent of Employee's annual base salary (prorated on an annual basis for any change in Employee's base salary occurring at any time during any such three-year period and determined for any such year in the three-year period based on the annual



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                  base salary in effect as of the last day of the fiscal year)
                  based on performance against the targeted three-year goals, as follows:

                                                                            Payout as Percent
                                      Performance Against Target            of Annual Salary
                                      --------------------------            ----------------

                                      (a)  CORPORATE EBIT $
                                           ----------------
                                            Below 95% of Target                  0.0%
                                            95% of Target                        14.0%
                                            Target                               30.0%
                                            110% of Target                       42.0%
                                            120% of Target                       54.0%

                                      (b)  PERFORMANCE VS
                                           PEERS RANKING
                                           --------------
                                            #1 Ranking                           36%
                                            #2 Ranking                           31%
                                            #3 Ranking                           25%
                                            #4 Ranking                           20%
                                            #5 Ranking                           10%
                                            #6 Ranking                           0%

                  The percent of base salary payable as the long term bonus in respect of the 1997-1999 performance period is the aggregate of the above designated payout based on performance achieved in respect of the performance components described in (a) and
                  (b), above, except that if the three year Corporate EBIT $ falls below 95% of Target, no bonus is payable for any component of the long-term bonus, and failure to achieve the EBIT percent to target in year three reduces the bonus otherwise payable in respect only of the above corporate EBIT $ performance component per the approved applicable executive compensation plan description.

                  For each three year performance period beginning with and including the 1998 - 2000 performance period, the bonus payable (if any) under the terms of Federated's 1992 Incentive Bonus Plan (as such may be amended from time to time) will be based on performance goals established for the senior executives of Federated in respect of each such three-year performance period by the Board of Directors of Federated or a Committee thereof, with the amount of bonus equal to a sliding percent of Employee's annual base salary (prorated on an annual basis for any change in Employee's base salary occurring at any time during any such three-year period and determined for any such year in the three-year period based on the annual base salary in effect as of the last day of the fiscal year) based on performance against the targeted three-year goals, as follows:



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


                                                                            Payout as Percent
                                      Performance Against Target            of Annual Salary
                                      --------------------------            ----------------

                                      (a)  CORPORATE EBIT $
                                           ----------------
                                            Below 95% of Target                  0.0%
                                            95% of Target                        24.0%
                                            Target                               34.0%
                                            110% of Target                       75.0%

                                      (b)  CORPORATE AVG.
                                             ROGI  %
                                           ----------------
                                            Below Target                         0.0%
                                            Target                               16.0%
                                            1.0 ppt above Target                 37.0%

                  The percent of base salary payable as the long-term bonus in respect of each three year performance period beginning and including the 1998-2000 performance period is the aggregate of the above designated payout based on performance achieved in respect of the performance components described in (a) and (b) above, except that if the three year Corporate EBIT $ falls below 95% of Target, no bonus is payable for any component of the long-term bonus, and failure to achieve the EBIT percent to target in year three reduces the bonus otherwise payable in respect only of the above corporate EBIT $ performance component per the approved applicable executive compensation description.

                  Illustratively, in respect of the fiscal 1997 - 1999 performance period, assuming achievement of the 1997 -1999 goal at the 50% target level (i.e., Corporate EBIT $ achieved at target and #4 ranking versus peers), the long-term incentive payout in 2000 in respect of such three-year period would be $625,000 (50% (30% payout re corporate EBIT $ + 20% payout re peer performance) x $1,250,000 (the base salary in effect at the end of 1997 fiscal year).

                  Employee shall be entitled to a pro rata portion of a long-term bonus, if any is payable under the terms of Federated's 1992 Incentive Bonus Plan (as such may be amended from time to time), for any three-year performance period commencing on or after fiscal 1997 but which performance period has not ended as of the end of Term. The pro rata payment is based on the length of Employee's service of employment within such three-year performance period. Illustratively, if the performance period covers the 1999-2001 fiscal years and the employment terminates on the last day of the 2000 fiscal year, Employee would have been employed for sixty-seven percent (67%) of the performance period and would be eligible for sixty-seven percent (67%) of any long-term bonus payable as provided above if and when any bonus is paid in respect of that period under the terms of Federated's 1992 Incentive Plan (as may be amended) based upon the performance goals established for the senior executives of the Employer for that period by the Board of Directors of Federated or a Committee thereof.

                  Any long-term bonus payable hereunder shall be paid in the fiscal year following the three-year performance period in respect of which the bonus is payable in accordance with Federated's 1992 Incentive Bonus Plan. Any long-term bonus payable for any


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                  three-year performance period beginning with and including the
                  1998 - 2000 performance period will be paid 50% in cash and 50% in deferred stock credits in accordance with the approved applicable executive compensation plan description, subject, as provided in such plan, to Executive's election to allocate a portion or all of any cash payout to deferred stock credits. Any amounts deferred, including the required 50% deferral and any optional deferral above 50%, will include a 20% premium, also to be paid in deferred stock credits.


   STOCK OPTIONS: Federated shall grant, to Employee, effective August 27, 1999
                  (the "Grant Date"), options for 450,000 shares, with vesting of 112,500 shares on May 1, 2000 (the "Option Vesting Date"), 112,500 shares on the first anniversary of the Option Vesting Date, 112,500 shares on the second anniversary of the Option Vesting Date, and 112,500 shares on the third anniversary of the Option Vesting Date, except that 100% vesting shall occur immediately upon the effective date of the termination of the employment of Employee (a) by Employer other than for Cause,
                  (b) by Employee for Good Reason or (c) by Employer and Employee by mutual consent; the options will be issued at one hundred percent of the closing market price of Federated's common stock on the New York Stock Exchange as listed in THE WALL STREET JOURNAL on the trading day immediately preceding the Grant Date; the term of the grant shall expire ten years from the Grant Date; any options that are unvested as of the time Employee discontinues his employment with Employer shall continue to vest in accordance with the vesting schedule described above unless the Employee's employment is terminated for cause (as defined in the Non-Qualified Stock Option Agreement), except that if the Employee at any time prior to the third anniversary of the Option Vesting Date renders personal services to The May Department Stores Company, Dillard's, Inc., Saks, Inc., or Nordstrom, Inc., the grant of options, and all rights of the Employee with regard to any vested but unexercised options and any unvested options, shall terminate on the commencement of such engagement; the grant is subject to the terms of the attached form of Non-Qualified Stock Option Agreement with Federated.

   RESTRICTED STOCK AWARD: Federated shall grant to Employee, effective
                  August 27, 1999 (the "Grant Date"), 100,000 restricted shares of Federated's Common Stock, with restrictions as to 25,000 shares lapsing on May 1, 2000 (the "Lapse Date") and as to 25,000 shares on each of the first, second and third anniversaries of the Lapse Date, except that 100% lapsing shall occur immediately upon the effective date of the termination of the employment of Employee (a) by Employer other than for Cause, (b) the Employee for Good Reason or (c) by Employer and Employee by mutual consent; the restrictions on any shares that have not lapsed as of the time the Employee discontinues his employment with Employer shall continue to lapse in accordance with the lapsing schedule described above unless the Employee's employment is terminated for cause (as defined in the Restricted Stock Agreement), except that if Employee at any time prior to the third anniversary of the Lapse Date renders personal services to The May Department Stores Company, Dillard's, Inc., Saks, Inc., or Nordstrom's, Inc., all shares of restricted stock on which the restrictions have not lapsed shall be forfeited on the commencement of such engagement; the grant is subject to the terms of the attached form of Restricted Stock Agreement.



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



TERM AND ADDITIONAL
RETIREMENT BENEFITS: Notwithstanding anything in the Agreement to the contrary, the Term of employment shall be extended to February 1, 2004. In consideration of the foregoing, provided the Employee remains in the employ of Employer until February 1, 2004, the Employee's age shall be deemed to be increased by five years for the purpose of calculating early retirement monthly and lump sum benefits under the formula used in the Supplementary Executive Retirement Plan of Federated. The additional benefits resulting from such age adjustment will be paid from the Employer's general revenues. The foregoing will also apply in the event that Employee's employment terminates prior to the end of the Term for any reason, other than the Employee's voluntary resignation or termination by the Employer for Cause.



JAMES M. ZIMMERMAN                   FEDERATED CORPORATE SERVICES, INC.

/s/ James M. Zimmerman               /s/ Dennis J. Broderick
                                     Title:  President




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